                                                                    Exhibit 10.8


                        MASTER PARTICIPATION AGREEMENT


                                     among


                FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.,
                                  as Seller,

                       IMPERIAL CREDIT INDUSTRIES, INC.,
                                 as Guarantor,

                        CERTAIN FINANCIAL INSTITUTIONS,
                                as Participants

                                      and

                       BANCO SANTANDER, NEW YORK BRANCH
                                   as Agent


                         Dated as of November 22, 1995

                               TABLE OF CONTENTS


                                                                            PAGE
SECTION 1.  Definitions ..................................................     1
SECTION 2.  Conditions Precedent to Effectiveness of this Agreement ......     8
SECTION 4.  Payments of Principal, Interest and Fees .....................    10
SECTION 5.  Method of Payments ...........................................    11
SECTION 6.  Representations and Warranties ...............................    11
SECTION 7.  Loan Representations .........................................    11
SECTION 8.  Covenants ....................................................    12
SECTION 9.  Agreements of the Participants ...............................    15
SECTION 10. ICI Guaranty .................................................    16
SECTION 11. Optional and Mandatory Repurchase ............................    16
SECTION 12. FMAC as Servicer .............................................    16
SECTION 13. Custody of Loan Documents; Appointment of Company as Agent ...    17
SECTION 14. Servicing of the Loans .......................................    17
SECTION 15. Termination; Termination Fee .................................    17
SECTION 16. Security Interest ............................................    17
SECTION 17. Notices and Payments .........................................    17
SECTION 18. The Agent ....................................................    18
SECTION 19. Governing Law ................................................    21
SECTION 21. Entire Agreement .............................................    22


                                                                            PAGE
                                                                            ----
SECTION 22. Counterparts .................................................    22
SECTION 23. Confidentially ...............................................    22
SECTION 24. Assignment by FMAC ...........................................    22
SECTION 25. Assignments by Participants ..................................    22
SECTION 26. Additional Participants ......................................    23

     THIS MASTER PARTCIPATION AGREEMENT, dated as of November 22, 1995, among FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a California limited liability company (together with its successors and assigns, "FMAC" or the "Seller") and
                                                    ----          ------
IMPERIAL CREDIT INDUSTRIES, INC., a corporation organized and existing under the laws of the State of California (together with its successors and assigns,
"ICI" or the "Guarantor"), certain financial institutions now or hereafter
 ---          ---------
parties hereto as participants (the "Participants") and BANCO SANTANDER, NEW
                                     ------------
YORK BRANCH, a bank organized and existing under the laws of Spain ("Banco
                                                                     -----
Santander"), as agent for the Participants (in such capacity, the "Agent");
---------

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, FMAC originates (and acquires) and services long-term whole loans to successful franchisees of major restaurant concepts; and

     WHEREAS, the Loans (as defined herein) are originated (or with the consent of the Agent acting at the direction of the Majority Participants, acquired) by FMAC for the primary purpose of their sale to a securitization vehicle for securitization of the Loans into investment grade securities as determined by at least one nationally recognized rating agency; and

     WHEREAS, FMAC desires the Participants to facilitate the origination (and acquisition) of such Loans prior to the securitization of such Loans, anticipated to occur within 270 days of the transfer of each Participation (as defined herein); and

     WHEREAS, FMAC intends to offer Participations (as defined herein) in such Loans to the Participants on a regular and ongoing basis, to the extent provided herein; and

     WHEREAS, the Participants are willing to purchase Participations in Loans from time to time on the terms provided herein and evidenced by a Notice of Loan Sale, to the extent of the applicable Participation Share (as defined herein); and

     WHEREAS, as an inducement to the Participants to enter into this agreement, the Seller and/or the Guarantor will provide (or cause to be provided) the Non-Performing Loan Bond (as defined herein);

     NOW, THEREFORE, in consideration of the premises and mutual promises contained in this Agreement, IT IS AGREED:

     SECTION 1.  Definitions.  All capitalized terms used herein and not
                 -----------
otherwise defined herein shall have the meanings ascribed to them in the Loan Documents (as hereafter defined) for each Loan.

     "Additional Participants" means such financial institutions, if any, as may
      -----------------------
become parties hereto in accordance with Section 26(a).
                                         -------------

     "Adjustment Date" is defined in Section 26(b)(iii).
      ---------------                ------------------

     "Adjustment Date Certificate" means a certificate duly executed pursuant to
      ---------------------------
Section 26 by the Seller, the Agent and each Additional Participant,
----------
substantially in the form of Exhibit G.
                             ---------

     "Agent" is defined in the preamble.
      -----                    --------

     "Agreement" means this Master Participation Agreement, as amended or
      ---------
otherwise modified from time to time.

     "Aggregate Loan Principal Amount" means, in connection with a particular
      -------------------------------
offer under Section 3(a), the sum of the Principal Amounts of the Loans being
            ------------
offered to the Participants, as set forth in the related Notice of Loan Sale.

     "Applicable Margin" means an interest rate margin as agreed between the
      -----------------
Agent and the Participant.

     "Applicant Participant" is defined in Section 26(a).
      ---------------------                -------------

     "Assignment Notice" means an assignment notice substantially in the form of
      -----------------
Exhibit G.
---------
     "Available Funds" is defined in Section 4.
      ---------------                ---------

     "Borrower" means any borrower or other obligor with respect to a Loan.
      --------

     "Breached Representation" is defined in Section 7(a).
      -----------------------                ------------

     "Business Day" means any day other than (i) a Saturday or a Sunday, or (ii)
      ------------
a holiday designated by the Federal Reserve Bank of New York, but which is a day on which transactions are carried on in the London eurodollar interbank market.

     "Call Period" means, with respect to any Participation, the period ending
      -----------
270 days (or if such day is not a Business Day, the next following Business Day) after the date of the sale of such Participation.

     "Commitment Fee" means 0.25% per annum multiplied by the daily average of
      --------------
the unused portion of the Facility Amount on a 365 day basis.

     "Custodial Agreement" means the Custodial Agreement entered into among
      -------------------
FMAC, Banco Santander and the Custodian, dated as of the date hereof, as from time to time supplemented or amended, a copy of which is attached as Exhibit D
                                                                     ---------
hereto.

     "Custodian" is defined in the Custodial Agreement.
      ---------

     "Custodian File" means all instruments and documents delivered to the
      --------------
Custodian in connection with a Loan.

     "Duff & Phelps" means Duff & Phelps Credit Rating Co., or its successors in
      -------------
interest.

     "Eligible Franchise Concepts" means Taco-Bell, Kentucky Fried Chicken and
      ---------------------------
Pizza Hut (as long as such concepts are part of the PepsiCo. system), Burger King Corporation and Wendy's International, Inc. or such other concepts as may be mutually acceptable to both FMAC and each of the Participants.

     "Event of Default" means
      ----------------

            (a) the Seller shall default in the payment of any principal, interest or other amounts due to the Participants under Section 4(b); or
                                                             ------------

            (b) the Guarantor shall default in the performance of any of its obligations under Section 8(b)(ii) or Section 10; or
                       ----------------    ----------

            (c) the Seller shall default in any obligation under Section 11; or
                                                                 ----------

            (d) the Seller shall fail to have delivered any Loan Collateral with respect to any Participated Loan in accordance with the terms of the Custodial Agreement; or

            (e) the Seller or the Guarantor shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Related Documents and such failure shall continue unremedied for 10 Business Days after the earlier of a responsible officer of the Seller having become aware of such failure or written notice to the Seller of such failure; or

            (f) any representation, warranty, certificate, or other statement (financial or otherwise) (other than any representation or warranty set forth in Section 7(a)) made or furnished by or on behalf of the Seller or
              ------------
     the Guarantor to any Participants in or in connection with this Agreement or any of the other Related Documents shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

            (g) the Seller or the Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors,
       (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commerce a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of affecting any of the foregoing; or

              (h) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Seller or the Guarantor or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Seller or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement; or

              (i) the Seller shall in bad faith use any adverse selection procedures in selecting the Participated Loans from among the franchisee loans originated or pending origination (or acquired) by the Seller; or

              (j) the Seller shall grant any security interests in any Participated Loan which constitutes a fraudulent conveyance under applicable law; or

              (k) any material term of this Agreement or shall cease to be, or be asserted by the Seller or the Guarantor not to be, a legal, valid and binding obligation of the Seller enforceable in accordance with its terms; or

              (l) the Participants shall, for any reason (other than a reason solely attributable to the Participants or any of their agents), fail to have a first priority perfected security interest in the Loans or the Loan Documents pursuant to Section 16.
                                  ----------

       "Expiration Date" is defined in Section 15.
        ---------------                ----------

       "Facility Amount" means $25,000,000, as such amount may be increased from
        ---------------
time to time pursuant to Section 26.
                         ----------

       "Facility Suspension Event" means, with respect to this facility,
        -------------------------
(i) the representations contained in this Agreement with respect to FMAC or ICI contained in Section 6 are inaccurate in any material respect or there is a
             ---------
material breach in any of FMAC's or ICI's covenants contained in this Agreement; or (ii) an Event of Default, or any event that with the passage of time or the giving of notice would constitute an Event of Default, shall have occurred and be continuing.

       "Fee Letter" means the fee letter, dated as of November 22, 1995, between
        ----------
the Seller and Banco Santander, as arranger and Agent, as amended or otherwise modified from time to time.

       "FMAC" is defined in the preamble.
        ----                    --------

       "Guarantor" is defined in the preamble.
        ---------                    --------

       "Hedge Calculation Date" is defined in Section 8(a)(x).
        ----------------------                ---------------

       "ICI" is defined in the preamble.
        ---                    --------

       "Increased Facility Amount" means the amount by which the Facility Amount
        -------------------------
increases on an Adjustment Date.

       "Ineligible Loan" is defined in Section 7(a).
        ---------------                ------------

       "Leasehold Mortgage" is defined in the Custodial Agreement.
        ------------------

       "Loan" means long-term fixed-rate and adjustable-rate whole loans to
        ----
successful franchisees of Eligible Franchise Concepts, that are originated (or with the consent of the Agent acting at the direction of the Majority Participants, acquired) and serviced by FMAC.

       "Loan Collateral" means with respect to a Loan, the related Security
        ---------------
Agreement (including any Loan Collateral secured thereby), the Leasehold Mortgage or the Mortgage, if any, the Affiliate Guarantee, if any, and any other Loan Documents.

       "Loan Documents" means with respect to a Loan, those instruments,
        --------------
agreements, guaranty documents, certificates or other writings, now or hereafter executed and delivered by the Borrower in respect of such Loan, including, without limitation, those which are required to be included in the Custodian File therefor, as the same may be modified, amended, consolidated, continued or extended from time to time.

       "Loan Suspension Event" means, with respect to any Loan, (i) there exist,
        ---------------------
at the time of an offer, three or more different Borrowers who are franchisees of the same Eligible Franchise Concept who are more than 29 days delinquent in making payments on any Loans in which any Participant owns a Participation;
(ii) the representations contained in this Agreement with respect to such Loan contained in Section 7 are inaccurate in any material respect; (iii) there is a
             ---------
material, adverse change in the market for securities backed by such Loans, as reasonably determined by the Majority Participants; (iv) the related franchisor or franchisor's parent for such Loan is rated lower than BBB by S&P or Baa2 by Moody's or a comparable rating by Duff & Phelps; and (v) the related Borrower for such Loan is 45 days or more delinquent on any other Loan or Loans purchased and currently held by the Participants.

       "Majority Participants" means, at any time, Participants whose aggregate
        ---------------------
Percentages total more than 50%.

       "Moody's" means Moody's Investors Service Inc., or its successors in
        -------
interest.

       "Mortgage" is defined in the Custodial Agreement.
        --------

       "Mortgaged Property" means, collectively, all fee simple (or ground
        ------------------
leasehold) interests of the mortgagor in any real property, including the improvements thereon, subject to the lien of a Mortgage which secures a Loan.

       "Non-Performing Loan" means, as of any date, any Loan with payments that
        -------------------
are 45 days or more past due.

       "Non-Performing Loan Bond" means either,
        ------------------------

             (a) an irrevocable standby letter of credit (issued by a bank acceptable to the Agent and having a rating of at least A+/A1 (or the equivalent)by at least one Rating Agency) under the terms described under
       Section 8(a)(viii) for the ratable benefit of the Participants (the "Bond
       ------------------                                                   ----
       L/C"), or
       ---
             (b) a cash bond deposited in an account held by the Agent (or a bank designated by the Agent) (the "Bond Account").
                                           ------------

       "Notice of Loan Sale" means, in connection with each sale of a
        -------------------
Participation to the Participants hereunder, the confirmation and evidence of such sale substantially in the form of Exhibit A.
                                       ---------

       "Participants" is defined in the preamble.
        ------------                    --------

       "Participation" means a beneficial ownership interest in Loans specified
        -------------
in a related Notice of Loan Sale in principal amount equal to the Participation Principal Amount specified in the related Notice of Loan Sale. "Participated"
                                                                 ------------
has a corresponding meaning.

       "Participation Principal Amount" means, in connection with the sale of a
        ------------------------------
Participation to the Participants hereunder, the principal amount of the Participation being sold to the Participants, as set forth in the related Notice of Loan Sale.

       "Participation Share" means, with respect to a particular Participated
        -------------------
Loan or group of Participated Loans, the percentage obtained by dividing the Participation Principal Amount specified in the related Notice of Sale by the Aggregate Loan Principal Amount specified in such Notice of Loan Sale.

       "Percentage" means, relative to any Participant, the percentage set forth
        ----------
on Schedule I or set forth in an Assignment Notice or Adjustment Date
   ----------
Certificate, as such percentage may be adjusted from time to time pursuant to subsequent Assignment Notices or Adjustment Date Certificates.

       "Person" means any legal person, including any individual, corporation,
        ------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       "Purchase Price" means an amount equal to the Participation Share
        --------------
multiplied by the outstanding Principal Amount for such Loan, as listed on each
                              ----------------
Notice of Loan Sale, payable in United States dollars in same day funds ratably and severally by each Participant based on its Percentage.

       "Rating Agency" means Duff & Phelps, Moody's, S&P or any other nationally
        -------------
recognized credit rating agency and any of their respective successors in interest.

       "Reference LIBO Rate" means, on any day, the higher of
        -------------------

             (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported on the date two Business Days prior to such day as of 11:00 a.m., London time, on Telerate Access Service Page 3750 (British Bankers Associate Settlement Rate) as the London Interbank Offered Rate for Dollar deposits having a term of one month in an amount approximately equal to the amount of the Participated Loans (or if said Page shall cease to be publicly available, as reported by any publicly available source of similar market data selected by the Agent that in the Agent's reasonable judgment, accurately reflects such London Interbank Offered Rate), and

             (b) the Agent's actual cost of obtaining funds for lending, as determined in good faith by the Agent and notified by the Agent to FMAC and the Participants.

       "Reference Period" means the period beginning on the 15th day (or if such
        ----------------
day is not a Business Day, the next following Business Day) of each month, and ending on (but excluding) the 15th day (or if such day is not a Business Day, the next following Business Day) of the next following month.

       "Related Documents" means this Agreement, each of Loan Sale, the
        -----------------
Custodial Agreement, each Assignment Notice, each Adjustment Date Certificate, and each other agreement or instrument (other than a Loan Document) delivered by the Seller in connection with this Agreement.

     "Remittance Date" is defined in Section 4.
      ---------------                ---------

     "S&P" means Standard & Poor's Rating Corporation, a division of McGraw
      ---
Hill, Inc., or its successors in interest.

     "Seller" is defined in the preamble.
      ------                    --------

     "Servicer" means FMAC, in its capacity as the Servicer under the Servicing
      --------
Agreement.

     "Servicing Agreement" means the Servicing Agreement, dated as of the date
      -------------------
hereof between the Servicer and the Agent, attached hereto as Exhibit B.
                                                              ---------

     "Servicing Fee Rate" is defined in the Servicing Agreement.
      ------------------

     "Termination Fee" means 0.25% multiplied by the Facility Amount immediately
      ---------------
prior to the termination of this Agreement pursuant to Section 15.
                                                       ----------

     "Underwriting Guidelines" means the underwriting guidelines of the Sellers
      -----------------------
attached hereto as Exhibit C, together with such modifications thereto as may be
                   ---------
approved by the Agent.

     SECTION 2. Conditions Precedent to Effectiveness of this Agreement.  The
                -------------------------------------------------------
effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent:

           (a) The Seller shall have delivered to the Agent for each of the Participants (i) copies of a letter from FMAC substantially in the form of Exhibit E attached hereto and (ii) evidence of the creation of the Non-
     ---------
     Performing Loan Bond in favor of the Participants.

           (b) The Seller shall have executed and delivered the Custodial Agreement.

           (c) The Seller shall have delivered to the Participants an opinion of counsel as to such matters as the Agent may reasonably request.

           (d) The Seller shall have paid all fees then due pursuant to the Fee Letter.

     SECTION 3. Selling and Purchasing Participations.
                -------------------------------------

     (a) Agreement to Purchase and Sell.  On the terms and subject to the
         ------------------------------
conditions of this Agreement, from time to time on any Business Day occurring prior to the occurrence of a Termination Event, each Participant agrees to purchase Participations in Loans equal to such Participant's Percentage of the Aggregate Loan Principal Amount offered by the Seller on such day. On the terms and subject to the conditions hereof, the Seller may from time to time sell and repurchase Participations. No repurchase of any Participation by the Seller shall cause a reduction in the Facility Amount.

     (b) Participants Not Permitted or Required To Purchase Participations. No
         -----------------------------------------------------------------
Participant shall be permitted or required to purchase any Participation in any Loan if,

           (i) after giving effect to all Participations to be purchased on such date, the aggregate outstanding principal amount of all Participated Loans would exceed the Facility Amount;

           (ii) a Loan Suspension Event with respect to such Loan shall have occurred and be continuing; or

           (iii) a Facility Suspension Event shall have occurred and be continuing.

No Loan Suspension Event or Facility Suspension Event shall relieve FMAC of its obligations under Section 4 of this Agreement.
                  ---------

     (c) Procedures for Sale and Purchase of Participations. FMAC may, in its
         --------------------------------------------------
sole discretion, by a notice in writing to the Agent not later than 3:00 p.m. (New York City time) two Business Days prior to the proposed date of sale, offer to sell to the Participants a Participation in a Loan or group of Loans. Each such offer in respect of Participations in any Loan shall specify

           (i) the name of the Borrower in respect of such Loan,

           (ii) the Aggregate Loan Principal Amount of the Loans being offered,

           (iii) the Maturity Date of each such Loan,

           (iv) the Participation Principal Amount, and

           (v) the applicable Participation Share.

     (d) Acceptance of Offer.  The Agent shall promptly notify each Participant
         -------------------
of each such offer. Subject to the terms and conditions hereof, the Participants shall be deemed to have accepted such offer on the second Business Day after the Agent's receipt of such offer. Not later than 11:00 a.m. (New York City time) on such second Business Day, each Participant shall deposit with the Agent immediately available funds in an amount equal to such Participant's Percentage of the Purchase Price. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Participants. To the extent funds are received from the Participants, the Agent shall make such funds available to the Seller by wire transfer to the account the Seller shall specify from time to time to the Agent.

No Participant's obligation to purchase any Participation shall be affected by any other Participant's failure to purchase a Participation.

     (e) When FMAC receives from any Participant such Participant's Percentage of the Purchase Price for a Participation, FMAC shall have sold to such Participant, and such Participant shall have purchased from FMAC a Participation in each Loan described in such Notice of Loan Sale to the extent of such Participant's Percentage. FMAC will deliver to each such Participant a Notice of Loan Sale by telecopy transmission, containing the terms of the Participation and evidencing the Participation(s) sold to such Participant.

     SECTION 4. Payments of Principal, Interest and Fees. (a) When FMAC receives
                ----------------------------------------
a scheduled payment or prepayment of principal or interest (not including Late Payment Charges and assumption fees or expenses, which shall belong to the Servicer, but which shall not be paid out of such above-referenced amounts) ("Available Funds"), in respect of a Participated Loan, FMAC shall accept the
  ---------------
amounts of such payments or collections to which the Participants are entitled pursuant to this Section 4 in trust for the Participants.
                 ---------

     (b) On the 15th day of each month (or if such date is not a Business Day, on the Business Day immediately following such date) (the "Remittance Date"),
                                                           ---------------
FMAC shall pay to the Agent for the ratable account of each Participant an amount equal to the Participation the sum of:

            (i) with respect to all scheduled payments of principal of each Participated Loan, the Participation Share of such scheduled principal payments, whether or not the Seller has actually received such scheduled payments;

            (ii)   with respect to all unscheduled and/or voluntary payments of
                                       ----------------------------
     principal of each Participated Loan, the Participation Share of such
     ------------
     scheduled principal payments, but only to the extent actually received by the Seller;

            (iii) interest accrued for each day of the Reference Period on the outstanding principal amount of the related Participated Loans, at the Reference LIBO Rate for such day plus the Applicable Margin, whether or not the Seller has actually received such interest payments with respect to any Participated Loan; and

            (iv) the Participation Share of all other remaining Available Funds (other than any Available Funds relating to principal of or interest on the Participated Loans), if any, but only to the extent actually received by the Seller.

All remittances to the Participants in respect of principal shall be applied to reduce the outstanding principal amount of the Participants' related Participation. All funds held by or for the account of FMAC with respect to the Participated Loans which have been received as of any Remittance Date and which are in excess of the amounts required to be paid to the Participants pursuant to this clause (b) shall, immediately after such payment to the
     ----------

Participants, be released to FMAC. Nothing shall contained in this Agreement shall limit the recourse of any Participant against the Seller and its assets for the payment of the amounts due under this Section.

        (c) FMAC shall pay to the Agent for the ratable account of each Participant the Commitment Fee, payable monthly in arrears on each Remittance Date.

        SECTION 5. Method of Payments. All payments required to be made by the
                   ------------------
parties to this Agreement shall be made in accordance with such instructions as each party may from time to time deliver to the other party in writing, by telex or by telecopy transmission.

        SECTION 6. Representations and Warranties. Each of the Participants,
                   ------------------------------
FMAC and ICI represents and warrants to the other, which representations shall be deemed repeated on each instance of sale of a Participation to the Participants, that this Agreement has been duly authorized, and the execution, delivery and performance hereof has been duly executed and delivered and constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms. Each of the Participants and FMAC further represents that it is not insolvent and will not be rendered insolvent as a result of the purchase of the Participations by such Participant, and such Participant has not purchased, and FMAC has not sold, the Participations with any intent to hinder, delay or defraud any of its creditors. ICI further represents and warrants that there has been no material adverse change in the financial condition of FMAC or ICI since the date of the financial statements most recently delivered to the Participants pursuant to Section 8(b).
                                                        ------------

        SECTION 7. Loan Representations. (a) FMAC hereby represents and warrants
                   --------------------
that with respect to a particular Loan, at the time any Participant purchases a Participation in such Loan pursuant to Section 3:
                                       ---------

                (i) The information pertaining to the Loan set forth in the Notice of Loan Sale is true and correct in all material respects as of the date or dates such information was furnished.

                (ii) Immediately prior to the sale of the Participation in the Loan pursuant hereto, FMAC owned full legal and equitable title to the Loan, free and clear of any lien or participation which represents any ownership interest in favor of any other party, except with the consent of the Agent (acting at the direction of the Majority Participants). As of the date of purchase of a Participation in each Loan pursuant to
        Section 3, each Participant shall be a legal owner of that Loan and, to
        ---------
        the extent of the Participation sold and such Participant's Percentage, the beneficial owner of that Loan, free and clear of any adverse claim.

                (iii) The Loan was underwritten in accordance with the Underwriting Guidelines. Such underwriting guidelines are no less restrictive than the underwriting guidelines relating to similar pools of loans which, when securitized, have previously received an investment grade rating from a Rating Agency.

In the event that any of the foregoing representations and warranties of FMAC shall prove to have been untrue in any material respect on and as of the date on which any Participant purchases a Participation pursuant to Section 3 (a
                                                            ---------
"Breached Representation") with respect to any Loan (an "Ineligible Loan"), FMAC
 -----------------------                                 ---------------
and each Participant agree to promptly notify each other thereof. FMAC has 90 days from discovery of such breach or from receipt of notice from any Participant of discovery of such breach to cure such Breached Representation before FMAC must purchase such Ineligible Loan; provided, however, that FMAC
                                                --------  -------
shall use its best efforts to cure such Breached Representation prior to the expiration of the related Call Period. Such 90 day cure period may extend beyond the expiration of the related Call Period if FMAC so requests and the Majority Participants grant their consent.

     (b) FMAC agrees that in the event it originates a Loan other than in accordance with its underwriting guidelines FMAC shall deliver a written notice and description of such deviation to the Participants prior to the delivery of a Notice of Loan Sale. If the Agent consents to such deviations, the Participants shall purchase a Participation in such a Loan; provided, however, if any
                                               --------  -------
Participant shall not have so consented within two Business Days from receipt of FMAC's notice, it shall be deemed to have rejected FMAC's offer to sell the related Participation in such Loan.

     (c) Each Participant further agrees that FMAC, in its capacity as Servicer, shall retain sole discretion with respect to the enforcement of any Performance Guarantees under the Loan Documents; provided, however, that the Agent, acting
                                     --------  -------
at the direction of the Majority Participant, shall have sole discretion with respect to the enforcement of any Performance Guarantees in accordance with the Loan Documents for any Loans with respect to which the Call Period has expired.

     SECTION 8.  Covenants.
                 ---------

     (a) Covenants of FMAC.
         -----------------

     (i) FMAC hereby covenants and agrees to file, or cause to be filed, at FMAC's sole cost and expense

         (A) all financing statements on Form UCC-1, and

         (B) all Mortgage assignments and assignments of Leasehold Mortgages as are customarily required to perfect a security interest in the Participated Loans, except in those jurisdictions where such filings would subject FMAC to an unreasonably high fee or tax such that it would not be prudent to execute such filings, and to cause confirmation copies thereof to be delivered to the Participants.

     (ii) FMAC hereby covenants and agrees to provide to the Custodian all financing statement assignments on Form UCC-3, in form suitable for filing.

     (iii) FMAC will furnish the Participants with copies of the Loan Documents as requested. Upon any Participant's request, FMAC will, from time to time, furnish such Participant with copies of financial statements and other documents that FMAC receives from the Borrowers in connection with the Loans. FMAC agrees to furnish to each Participant (i) on a monthly basis, copies of pool performance and aging analysis reports relating to the Participations in Participated Loans, (ii) on a weekly basis, a facility pipeline report and (iii) from time to time, such other reports as may be mutually agreed upon by FMAC and the Majority Participants.

     (iv) FMAC agrees to give each Participant prompt notice of the occurrence of any default under the Loan Documents of which FMAC shall have actual knowledge.

     (v) FMAC agrees to maintain such licenses and/or registrations in good standing the lapse of which would have a material adverse impact on the Participants' interest in any Participations or on FMAC's ability to securitize the Loans.

     (vi) FMAC agrees to provide the Participants with notice of any material adverse change in the criteria of the Rating Agencies with respect to securities backed by the Loans or with respect to securities or loans with substantially similar characteristics and of substantially similar quality.

     (vii) FMAC will continue to originate loans in accordance with the Underwriting Guidelines. FMAC shall notify the Participants in writing in the event that there are any material alterations to such underwriting guidelines. Notwithstanding any provision of this Agreement to the contrary, the Participant's shall not be obligated to purchase any Participations in Loans originated in accordance with such altered underwriting guidelines, unless the Agent shall have consented to such alterations (or acquired without the consent of the Agent).

     (viii) FMAC agrees to have the Non-Performing Loan Bond issued in favor of the Agent for the benefit Participants. The sum of the face amount of the Bond L/C plus any cash on deposit in the Bond Account shall be 5% of the Facility
    ----
Amount. The Seller hereby grants to the Participants for their ratable benefit a continuing security interest in all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held in the Bond Account. The ratable rights of each Participant in the Non-Performing Loan Bond shall be assignable by such Participant in connection with the transfer of Participations pursuant to the terms of this Agreement. The Agent, acting at the direction of the Majority Participants shall have the right

             (A) to draw upon the Bond L/C; or

           (B) to appropriate and apply funds on deposit in the Bond Account upon default by the Seller in its payment obligations pursuant to Section 4(b)
                                                                  ------------
or upon default of the Seller's repurchase obligations under Section 11(b).
                                                             -------------
Draws upon the Non-Performing Loan Bond will not be replenished. FMAC shall be entitled to any interest accrued on the Bond Account. Upon termination of this Agreement and payment in full of all obligations of the Seller with respect to the Participations, any part of the Bond Account that is not applied pursuant to the terms of this Agreement shall be returned and/or remitted to FMAC, and the Bond L/C shall be cancelled and returned to the Seller.

     (ix) FMAC agrees to indemnify and hold harmless the Agent and each Participant and their respective directors, officers, employees, agents and any affiliate thereof (the "Indemnitees") from and against any and all liabilities,
                        -----------
losses, damages or expenses of any kind or nature and from any and all suits, claims or demands (including, without limitation, in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing, arising out of or relating to the Loans or the Participations, including without limitation any use by FMAC of any proceeds of the sales of Participations or any use by any Borrower of the proceeds of the Loans, except to the extent such liability arises from the willful misconduct or gross negligence of the Indemnitees.

     (x) FMAC or an affiliate thereof shall provide the Participants with the benefits of an interest rate hedge with respect to each Participation purchased by the Participants. With respect to each Participation, such hedge shall be accomplished through the payment by FMAC or its affiliates ratably to the Participants, within one Business Day of the later of (i) the day on which the Call Period with respect to any such Participation expires and (ii) if applicable, the date on which FMAC's cure period, as described in Section 7(a),
                                                                  ------------
with respect to any Loan related to such Participation expires (the "Hedge
                                                                     -----
Calculation Date"), the "Hedge Amount."  The Hedge Amount for a particular
----------------
Participation shall be the amount in dollars calculated using the following formula:


   (Price (A) - Price (B))    x   (outstanding Participation Principal Amount as
                                        of related Hedge Calculation Date)

where

        A    =    the interpolated yield for U.S. Treasury securities with a maturity equal to the weighted average life of the Loan or Loans underlying such Participation, calculated as of the date of origination (or acquisition) of such Loan or Loans

        B    =    the interpolated yield for U.S. Treasury securities with a maturity equal to the remaining term to maturity of U.S.
                  Treasury
                          securities having the initial maturity described in A above, calculated as of the related Hedge Calculation Date

     Price(A)      =      the price, expressed as a percentage of the notional
                          face amount of U.S. Treasury securities, calculated based on the interpolated yield and the maturity described in A

     Price(B)      =      the price, expressed as a percentage of the notional
                          face amount of U.S. Treasury securities, calculated based on the interpolated yield and the maturity described in B

If the Hedge Amount is less than or equal to zero, then the Hedge Amount shall be deemed to equal zero dollars. This transfer payment from FMAC to Participant is intended solely to provide the Participants with the benefits of an interest rate hedge with respect to each Participation. This hedge shall not be construed or applied in any manner as a payment to cover any losses of any kind which may be suffered by the Participants in connection with their purchase and ownership of Participations other than losses due to adverse fluctuations in interest rates.

     (xi) FMAC agrees that, except for transfers to its affiliates, as long as any Participant owns a Participation in a particular Loan, it will not sell, assign, convey or otherwise dispose of, or create or permit to exist any participation, encumbrance, lien or security interest upon all or any part of, its beneficial ownership interest in such Loan without the prior written consent of the Agent acting at the direction of the Majority Participants.

     (b)    Covenants of ICI.
            ----------------

     (i) ICI agrees to furnish to the Participants copies of its consolidated audited annual financial statements within 90 days of its fiscal year end and its consolidated unaudited quarterly financial statements within 60 days of the end of the related fiscal quarter.


     (ii) ICI agrees at all times relevant to this Agreement to own, directly or indirectly, a majority of the outstanding membership interests having by the terms thereof ordinary voting power to elect all of the Managers of FMAC.

     SECTION 9. Agreements of the Participants. Each Participant acknowledges
                ------------------------------
that it will, independently and without reliance upon FMAC or ICI, except as provided herein, and based on such financial statements and other documents and information as such Participant deems appropriate, make its own credit analysis and decision to enter into this Agreement. Each Participant also acknowledges that it will, independently and without reliance upon FMAC or ICI and based on such documents and information as such Participant deems appropriate at the time, continue to make its own credit decisions with respect to this Agreement.

     SECTION 10. ICI Guaranty. ICI, as Guarantor hereunder, hereby guarantees to
                 ------------
the Agent and each Participant the performance of all of FMAC's obligations under this Agreement if FMAC does not perform any such obligations in a timely manner and the Agent, acting at the direction of the Majority Participants, provides Guarantor with a written demand specifying the nature of FMAC's failure and demanding ICI to perform in lieu thereof. The Guarantor's obligations under this Section 10 shall terminate when all of FMAC's obligations to the Agent and
     ----------
the Participants under this Agreement have been satisfied in full.

     SECTION 11. Optional and Mandatory Repurchase.
                 ---------------------------------

     (a) Optional Repurchase. Each Participant hereby grants to FMAC an
         -------------------
irrevocable option to repurchase such Participant's Participation Share for any or all Participated Loans at any time upon 2 Business Days' prior written notice during the Call Period applicable to such Participated Loan. The exercise price of the option with respect to each repurchased Loan shall be the Participation Share multiplied by 100% of the then-outstanding Principal Amount for such Participated Loan plus all accrued but unpaid amounts due to the Participants pursuant to Section 4 for such portion of such month the Participation was
            ---------
outstanding.

     (b) Mandatory Repurchase. FMAC shall immediately
         --------------------

             (i) upon notice by the Agent, acting at the direction of the Majority Participants, repurchase each Participation in any Ineligible Loan, if FMAC has not cured such Breached Representation and such Loan remains an Ineligible Loan beyond the end of the applicable cure period described in Section 7(a),
                  ------------

             (ii) repurchase each Participation on the last day of the Call Period relating thereto,

             (iii) immediately and without further action, repurchase each Participation upon the occurrence of an Event of Default described in clause (f) or (g) of the definition of Event of Default,
     ----------    ---

             (iv) upon notice from the Agent acting at the direction of the Majority Participants, repurchase each Participation upon the occurrence of any other Event of Default,

in each case, at a price equal to the Purchase Price for such Loan(s), together with all accrued but unpaid amounts thereon to the date of payment.

     SECTION 12. FMAC as Servicer. FMAC agrees and acknowledges that the Agent,
                 ----------------
acting at the direction of the Majority Participants, may replace or cause to be replaced FMAC as Servicer of any Loan upon the occurrence of an Event of Default.

     SECTION 13. Custody of Loan Documents; Appointment of Company as Agent.
                 ----------------------------------------------------------
The Loan Documents for any Loan which has had a Participation Share sold to any Participant will be held in custody by the Custodian pursuant to the Custodial Agreement. FMAC shall notify the Custodian that each Participant is a Beneficial Owner (as defined thereunder). Each Participant shall have all the rights of a Beneficial Owner under the Custodial Agreement.

     SECTION 14. Servicing of the Loans. The Loans will be serviced in the
                 ----------------------
manner set forth in the Servicing Agreement. FMAC shall not, without the Participant's prior written consent, agree to the modification or waiver of any of the terms of the Loan Documents, consent to any action or failure to act by the Borrower, or exercise any rights (other than the right to collect payments) which FMAC may have in respect of the Loans or under the Loan Documents, including but not limited to any agreement, consent or exercise of rights which would (i) reduce the principal amount of or rate of interest on the Loans of which any Participant is entitled to receive a Participation Share under this Agreement, (ii) postpone any date fixed for any payment of principal of or interest on the Loans, (iii) release any Loan Collateral or security interest thereon except as otherwise contemplated in the Loan Documents or (iv) release the Borrower, any guarantor, or any other party primarily or secondarily liable under any Loan, or permit an assignment of the obligations of the Borrower.

     SECTION 15. Termination; Termination Fee. This Agreement shall expire one
                 ----------------------------
year less a day from the date hereof (the "Expiration Date"). This Agreement
                                           ---------------
shall be renewable upon the mutual consent of the parties hereto for subsequent terms to be determined. FMAC may terminate this Agreement at any time upon 15 days' written notice to the Agent and the Participants. If such termination is effective prior the Expiration Date, the Seller shall pay to the Agent for the ratable benefit of the Participants the Termination fee on the date specified for the termination of this Agreement.

     SECTION 16. Security Interest. The parties intend that all transactions
                 -----------------
hereunder be sales and purchases of Participations and not loans by the Participants. Solely as security for the performance by FMAC of its obligations under Section 4 in connection with Participations owned by the Participants and
      ---------
solely to the extent of the Participant's Participation Share in the related Loan or Loans, FMAC shall be deemed to have pledged and to have granted to the Agent for the ratable benefit of the Participants a security interest in all of the Loan Documents related to all Participations purchased by the Participants hereunder and all proceeds thereof. Such security interest shall be deemed to be released to the extent of the repurchase of any Participation by the Seller pursuant to Section 11.
            ----------

     SECTION 17. Notices and Payments. All notices and other communications
                 --------------------
provided for under this Agreement shall be in writing (including telegraphic, telex, telecopy or cable communications), unless otherwise specified, and shall be deemed sent to the Agent and to FMAC if sent to the addresses or telecopy numbers set forth below (or such other address or telecopy number as the Agent or FMAC may designate in writing).

                        To the Agent (two notices):
                        Banco Santander, New York Branch
                        45 East 53rd Street
                        New York, New York 10022
                        Attn: Mark A. Voltmann, Vice President
                        Telephone: (212) 350-3683
                        Telecopy:  (212) 350-3690

                        And to:
                        Attn: Ligia Castro, Loan Department
                        Telephone: (212) 350-3677
                        Telecopy:  (212) 350-3690

                        To FMAC:
                        Franchise Mortgage Acceptance Company, L.L.C. 600 Steamboat Road
                        Greenwich, CT 06830
                        Attn: Wayne Knyal, President
                        Telephone: (203) 622-5688
                        Telecopy:  (203) 622-1834

with a copy to:

                        Imperial Credit Industries, Inc.
                        3701 Skypark Drive
                        Building 6
                        Suite 130
                        Torrance, CA 90505
                        Attn: Wayne Snavely
                        Telephone: (310) 791-8222
                        Telecopy: (310) 791-8226

        SECTION 18. The Agent.
                    ---------

        (a) Actions. Each Participant hereby appoints Banco Santander, New York
            -------
Branch, as its Agent under and for purposes of this Agreement and each other Related Document. Each Participant authorizes the Agent to act on behalf of such Participant under this Agreement and each other Related Document and, in the absence of other written instructions from the Majority Participants received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto.
Each Participant hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to
                                          --- ----
such Participant's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement and any other Related Document, including reasonable attorney's fees, and as to which the Agent is not reimbursed by the Seller; provided, however, that no
                                                 --------  -------
Participant shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action under this Agreement or under any other Related Document, or to prosecute or defend any suit in respect of this Agreement or any other Related Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Participants and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     (b) Funding Reliance, etc. Unless the Agent shall have been notified by
         ---------------------
telephone, confirmed in writing, by any Participant by 5:00 p.m. (New York City time) on the day prior to a sale of a Participation that such Participant will not make available the amount which would constitute its Percentage of the applicable Purchase Price on the date specified therefor, the Agent may assume that such Participant has made such amount available to the Agent and, in reliance upon such assumption, make available to the Seller a corresponding amount. If and to the extent that such Participant shall not have made such amount available to the Agent, such Participant and the Seller severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Seller to the date such amount is repaid to the Agent, at the Reference LIBO Rate.

     (c) Exculpation. Neither the Agent nor any of its directors, officers,
         -----------
employees or agents shall be liable to any Participant for any action taken or omitted to be taken by it under this Agreement or any other Related Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Related Document, nor for the creation, perfection or priority of any security interests purported to be created by any of the Related Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Seller of its obligations hereunder or under any other Related Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     (d) Successor. The Agent may resign as such at any time upon at least 30
         ---------
days' prior notice to the Seller and all Participants. If the Agent at any time shall resign, the Majority Participants may appoint another Participant as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Majority Participants, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Participants, appoint a successor Agent, which shall be one of the Participants or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United State branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

         (i)   this Section 18 shall inure to its benefit as to any actions
                    ----------
taken or omitted to be taken by it while it was the Agent under this Agreement; and

         (ii)  Section 18(c) and Section 18(d) shall continue to inure to its
               -------------     -------------
benefit.

     (e) Loans by Banco Santander.  Banco Santander shall have the same rights
         ------------------------
and powers with respect to (x) the Loans made by it or any of its affiliates, and (y) the Notes held by it or any of its Affiliates as any other Participant and may exercise the same as if it were not the Agent. Banco Santander and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Seller or any Subsidiary or Affiliate of the Seller as if Banco Santander were not the Agent hereunder.

     (f) Credit Decisions.  Each Participant acknowledges that it has,
         ----------------
independently of the Agent and each other Participant, and based on such Participant's review of the financial information of the Seller, this Agreement, the other Related Documents (the terms and provisions of which being satisfactory to such Participant) and such other documents, information and investigations as such Participant has deemed appropriate, made its own credit decision to enter into this Agreement. Each Participant also acknowledges that it will, independently of the Agent and each other Participant, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Related Document.

     (g) Copies, etc.  The Agent shall give prompt notice to each Participant of
         -----------
each notice or request required or permitted to be given to the Agent by the Seller pursuant to the terms of this Agreement (unless concurrently delivered to Participants by the Seller). The Agent will distribute to each Participant each document or instrument received for its account and copies of all other communications received by the Agent from the Seller for distribution to the Participants by the Agent in accordance with the terms of this Agreement.

        SECTION 19. Governing Law. This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York.

        SECTION 20. Waivers, Amendments, etc. The provisions of this Agreement
                    ------------------------
and of each other Related Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Majority Participants; provided, however, that no such
                                               --------  -------
amendment, modification or waiver which would

                (a) modify any requirement hereunder that any particular action be taken by all the Participants or by the Majority Participants shall be effective unless consented to by each Participant;

                (b) modify this Section 20, change the definition of "Majority
                                ----------
        Participants", increase the Facility Amount or the Percentage of any Participant (except pursuant to an Adjustment Date Certificate), reduce any fees described in Section 4(c), release any collateral security,
                              ------------
        except as otherwise specifically provided in any Loan Document or extend the Expiration Date shall be made without the consent of each affected Participant;

                (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the applicable Participant; or

                (d) affect adversely the interests, rights or obligations of the Agent as Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent or any Participant in exercising any power or right under this Agreement or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle the Borrower to any notice or demand in similar or other circumstances. No waiver or approval by the Agent or any Participant under this Agreement or any other Related Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 21. Entire Agreement. This Agreement and each other Related
                 ----------------
Document constitute the entire understanding amount the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 22. Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     SECTION 23. Confidentially. Each of the Seller, the Agent and the
                 --------------
Participants agree that they will not disclose without the prior consent of the Seller and the Agent (other than

              (a) to any current or prospective Assignee Participants, Participants and any directors, trustees, employees, auditors, agents, counsel, members of the finance or investment committees thereof, who are aware of the confidential nature thereof and agree to be bound by the terms of this Section, or

              (b) as otherwise agreed by the Seller and the Agent in writing)

any information with respect to the Seller or any Subsidiary of the Seller which has been or will be furnished (i) in connection with the preparation of the Information Memorandum, (ii) in the Disclosure Schedule, (iii) pursuant to the terms of this Agreement, or (iv) otherwise provided by the Seller; provided,
                                                                   --------
however, that it may disclose any such information (A) as has become generally
-------
available to the public, (B) to the extent required in any report, statement or testimony submitted to any regulatory body having or reasonably claiming to have jurisdiction over it, (C) as part of a judicial proceeding, and (D) to the extent required in order to comply with any law, order, regulation or ruling applicable to it.

     SECTION 24. Assignment by FMAC. FMAC may assign its rights and obligations
                 ------------------
under this Agreement only with the prior written consent of all of the Participants.

     SECTION 25. Assignments by Participants. Any Participant, upon 10 days
                 ---------------------------
notice to, and with the prior written consent of (such consent not to be unreasonably withheld), the Seller and the Agent, may assign and delegate to any financial institution (each such assignee financial institution, an "Assignee
                                                                     --------
Participant"), all or any fraction of such Participant's Percentage of the
-----------
Facility Amount in a minimum amount of $10,000,000 together with a ratable portion of such Participant's Percentage of the aggregate outstanding principal amount of the Participated Loans; provided, however, that, the Seller and the
                                  --------  -------
Agent shall be entitled to continue to deal solely and directly with such Participant in connection with the interests so assigned and delegated to an Assignee Participant until such assigning Participant and such Assignee Participant shall have executed and delivered to the Seller and the Agent an Assignment Notice. From and after the date that such Assignment Notice is delivered to the Seller and the Agent, (x) such Assignee Participant shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Participant in connection with such Assignment Notice, shall have the rights and obligations of a Participant hereunder and under the other Related Documents, and (y) the assignor Participant, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Assignment Notice, shall be released from its obligations hereunder.

        SECTION 26. Additional Participants.
                    -----------------------

        (a) Applicant Participants. At any time and from time to time prior to
            ----------------------
the Expiration Date, any commercial lending institution (an "Applicant
                                                             ---------
Participant") may, by notice to the Agent, indicate its desire to become an
-----------
Additional Participant hereunder on the next succeeding Adjustment Date. At such time, such Applicant Participant shall notify the Agent of such Applicant Participant's proposed portion of the Increased Facility Amount (effective after the occurrence of such Adjustment Date). The Agent shall, in its sole discretion, allocate the Increased Facility Amounts among the Applicant Participants. The Agent shall inform the Seller of the identity of each Applicant Participant and its proposed portion of the Increased Facility Amount. The Agent may, in its sole discretion, increase the Facility Amount to $50,000,000, any further increases to the Facility Amount shall require the prior consent of the Seller.

        (b) Notification of Adjustment Date. The Agent shall give each Applicant
            -------------------------------
Participant and the Seller at least three Business Days' prior notice of

                (i) the Agent's selection of Applicant Participants which will become Additional Participants;

                (ii) its allocation of the Increased Facility Amount among such Applicant Participants; and

                (iii) the date (the "Adjustment Date") on which the Agent
                                     ---------------
        proposes that one or more selected Applicant Participants shall become parties hereto and Additional Participants hereunder.

        (c) Adjustment Procedures. On each Adjustment Date, each Applicant
            ---------------------
Participant selected to become an Additional Participant on such date shall pay to the Agent an amount (which amount shall be deemed to be a substitution of Participation interests in the Participated Loans by such Applicant
Participant) equal to such selected Applicant Participant's allocated Percentage of the then outstanding principal amount of all Participated Loans. Such payment shall be made to the Agent, on or before 11:00 a.m. in immediately available funds to such account as the Agent shall specify. Promptly upon receipt of such funds, the Agent shall remit to each existing Participant its share of such funds, and, upon receipt of such funds, each such existing Participant's Percentage shall be appropriately reduced.

     (d) Status.  Immediately upon each selected Applicant Participant
         ------
purchasing its Participation in accordance with Section 26(c), such institution
                                                -------------
shall become a party hereto and an Additional Participant hereunder and be entitled to all rights and subject to all obligations of an Additional Participant hereunder. To confirm the status of each Additional Participant as a party to this Agreement, the Seller, the Agent and each Additional Participant shall, on the Adjustment Date (which date shall be inserted by the Agent in the space below such Additional Participant's signature on the Adjustment Date Certificate opposite the caption "Adjustment Date"), execute and deliver an Adjustment Date Certificate, which certificate shall set forth, among other things, administrative information for such Additional Participant, each existing Participant's adjusted Percentage, the amount of such Additional Participant's Revolving Commitment Amount and such Additional Participant's Percentage. Promptly after the occurrence of any Adjustment Date, a copy of the Adjustment Date Certificate executed and delivered on such date shall be delivered by the Agent to the Seller, and to each Participant.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                BANCO SANTANDER, NEW YORK BRANCH,
                 as Participant


                -----------------------
                Name: Mark A. Voltmann
                Title: Vice President


                -----------------------
                Name:
                Title:


                FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.,
                 as Seller


                -----------------------
                Name:
                Title:


                IMPERIAL CREDIT INDUSTRIES, INC.


                -----------------------
                Name:
                Title:

                                                                      SCHEDULE I
                                                                      ----------

                                  PERCENTAGES
                                  -----------


              Participant                               Percentage
---------------------------------------  ---------------------------------------

Banco Santander, New York Branch.......                 100.000000%
                                                        ----------
Total..................................                 100.000000%
                                                        ==========

                                                                       EXHIBIT A

[Name of Participant]

Copy to:
Banco Santander, New York Branch, as Agent

                              Notice of Loan Sale
                              -------------------

        Franchise Mortgage Acceptance Company, L.L.C. ("FMAC") confirms it has
                                                        ----
sold, transferred and conveyed to [name of Participant] (the "Participant") and
                                                              -----------
the Participant has purchased from FMAC an undivided Participation interest in the Loan(s) to the Borrower described below upon the terms and conditions set forth in the Master Participation Agreement, dated as of November 22, 1995, as amended or supplemented (the "Agreement") among FMAC, Imperial Credit
                              ---------
Industries, Inc., and the participants parties thereto, and Banco Santander, New York Branch, as Agent. Details are as follows:


Loan No.:
Borrower:
Borrower principals:
Borrower Address:
Borrower phone:
Borrower Tax ID No.:
Borrower fax:
Date of Loan(s):
Aggregate Loan Principal Amount:
Participation Principal Amount:
Participation Share:
Date of Purchase:
Date 270 days after Participation is bought:
Maturity Date:
General Loan Collateral Description:
Additional Provisions:
Deviations from underwriting guidelines:

The Participation will be governed by the provisions of the Agreement. Capitalized terms not otherwise defined in this Notice of Loan Sale shall have the meanings given to them in the Agreement. In case of any conflicts between the terms of this Notice of Loan Sale and the Agreement, this Notice of Loan Sale shall govern. FMAC's payments to the Participant will be made in accordance with the provisions of the Agreement. Once fully executed by the Participant and FMAC, this Notice of Loan Sale shall evidence Participant's beneficial ownership in the Loan(s) described herein in accordance with the terms of the Agreement.

                                        FRANCHISE MORTGAGE ACCEPTANCE
                                        COMPANY, L.L.C.

                                        By:
                                           --------------------------
                                        Name:
                                        Title:


                                        BANCO SANTANDER, NEW YORK
                                        BRANCH, as Participant


                                        By:
                                           --------------------------
                                        Name:
                                        Title:


                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT B


                         [FORM OF SERVICING AGREEMENT]

                                                                       EXHIBIT C


                           [UNDERWRITING GUIDELINES]

                                                                       EXHIBIT D

                      FORM OF ADJUSTMENT DATE CERTIFICATE
                      -----------------------------------

     THIS ADJUSTMENT DATE CERTIFICATE (this "Certificate") is delivered pursuant
                                             -----------
to Section 26 of the Master Participation Agreement, dated as of June 9, 1995
   ----------
(together with all amendments, if any from time to time made thereto, the "Agreement"), among FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C., a California
 ---------
corporation (the "Seller"), the Participants parties thereto, and BANCO
                  ------
SANTANDER, NEW YORK BRANCH ("Banco Santander"), as Agent. Unless otherwise defined herein, terms used herein have the meanings defined in the Agreement.

     Each of the undersigned hereby agrees and certifies that:

     1. [Each] [The] Applicant Lending Institution listed below under the caption "Additional Participant" has indicated its desire to become an Additional Participant under the Agreement.

     2.  The date on which such Applicant Lending Institution shall become an
Additional Participant is                              , 19   (the "Adjustment
                          -----------------------------    --       ----------
Date").
----

     3. On the Adjustment Date, [the] [each] Applicant Lending Institution's Revolving Commitment Amount shall be equal to the respective amounts set forth in Schedule I hereto.
   ----------

     4. On the Adjustment Date, the Total Commitment Amount shall be equal to the amount set forth in Schedule I hereto.
                        ----------

     5. On the Adjustment Date, [the] [each] Applicant Lending Institution's Percentage and Revolving Commitment Amount shall be equal to the respective percentage set forth in Schedule I hereto.
                        ----------

     6. On the Adjustment Date, the adjusted Percentage and Revolving Commitment Amount of each Participant shall be equal to the respective percentage set forth in Schedule I hereto.
                        ----------

     7. The administrative information for each Applicant Lending Institution is set forth in Schedule II hereto.
                -----------

        IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the Adjustment Date set forth in Item 2.

                                        BANCO SANTANDER, NEW YORK BRANCH,
                                        as Agent


                                        By:
                                           ---------------------
                                        Title:


                                        By:
                                           ---------------------
                                        Title:


                                        ADDITIONAL PARTICIPANTS
                                        -----------------------

                                        [NAME OF ADDITIONAL PARTICIPANT]

                                        By:
                                           ---------------------
                                        Title:

Receipt Acknowledged on
_____ __, 19__

FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.


By:
   ---------------------
Title:

                                                                      SCHEDULE I

                             ADJUSTED COMMITMENT AMOUNTS AND PERCENTAGES


                                                     On and After the Adjustment
                     Prior to Adjustment Date                   Date
                    --------------------------      ----------------------------

                     Revolving                       Revolving
                    Commitment                      Commitment
                      Amount        Percentage        Amount          Percentage
                    ------------   -----------      ------------     -----------
Existing
Participants

Banco Santander,    $                        %      $                          %
New York Branch

[Other existing     $                        %      $                          %
Participants]


Additional
Participants

[Name(s) of         $0                       %      $                          %
Additional          ------------   -----------      ------------     -----------
Participant(s)]

Total               $                  100.00%      $                    100.00%
                    ============   ===========      ============     ===========

                                                                     SCHEDULE II


                        ADMINISTRATIVE INFORMATION FOR
                        APPLICANT LENDING INSTITUTIONS


[Name]

[Address]
[Address]

Telephone:   (  )

Facsimile:   (  )

Wire Instructions:

Attention:

                                                                       EXHIBIT E
                                                                       ---------

                           FORM OF ASSIGNMENT NOTICE


To:   Franchise Mortgage Acceptance Company, L.L.C.
      [Address]
      Telecopy:
      Attention:

To:   Banco Santander, New York Branch,
      as Agent
      45 East 53rd Street
      New York, New York 10022
      Telecopy: 212-350-3690
      Attention: Mark A. Voltmann and Manager, Loan Department


                 FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.
                 ---------------------------------------------

Ladies and Gentlemen:

      We refer to Section 25 of the Master Participation Agreement, dated as of
                  ----------
November 22, 1995 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Agreement"), among Franchise
                                                ---------
Mortgage Acceptance Company, L.L.C. (the "Seller"), the Participants parties
                                          ------
thereto, and Banco Santander, New York Branch, as agent for the Participants (the "Agent"). Unless otherwise defined herein or the context otherwise
      -----
requires, terms used herein have the meanings provided in the Agreement.

      This agreement is delivered to you pursuant to Section 25 of the Agreement
                                                     ----------
and also constitutes notice to each of you of the assignment and delegation to _________________ (the "Assignee Participant") of ____% of the Percentage and
                        --------------------
the aggregate principal amount of Loans in which ___________________ (the "Assignor") holds a Participation. After giving effect to the foregoing
 --------
assignment and delegation, the Assignor's and the Assignee Participant's Percentage for the purposes of the Agreement are as follows:

                Before Giving Effect to the        After Giving Effect to the
                         Assignment                           Assignment
              --------------------------------   -------------------------------

                  Aggregate
                  Principal                          Aggregate
                  Amount of                          Principal
                Participated                         Amount of
                   Loans                           Participated
                 Commitment       Percentage           Loans        Percentage
              ----------------  --------------   ---------------  --------------

Assignor      $                              %   $                             %

Assignee
Participant   $                              %   $                             %

        [Add paragraph dealing with accrued interest and fees with respect to the Participated Loans assigned.]

        The Assignee Participant hereby acknowledges and confirms that it has received a copy of the Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Agreement as a condition to the making of the Loans thereunder. The Assignee Participant further confirms and agrees that in becoming a Participant under the Agreement, such actions have and will be made without recourse to, or representation or warranty by the Agent.

        Except as otherwise provided in the Agreement, effective as of the date of acceptance hereof by the Agent

                (a) the Assignee Participant

                        (i) shall be deemed automatically to have become a party
                to the Agreement, have all the rights and obligations of a "Participant" under the Agreement and the other Related Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                        (ii) agrees to be bound by the terms and conditions set
                forth in the Agreement and the other Related Documents as if it were an original signatory thereto; and

                (b) the Assignor shall be released from its obligations under the Agreement and the other Related Documents to the extent specified in the second paragraph hereof.

     The Assignee Participant hereby advises each of you of the following administrative details with respect to the assigned Loans and Revolving Commitment and requests the Agent to acknowledge receipt of this document:

              (A)  Institution Name:
                   Address for Notices:
                   Attention:
                   Telephone:
                   Telecopy:

              (B)  Payment Instructions:

     This Agreement may be executed by the Assignor and Assignee Participant in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                                               [THE ASSIGNOR]


                                               By:
                                                  ------------------------------
                                                  Title:


                                               [THE ASSIGNEE]


                                               By:
                                                  ------------------------------
                                                  Title:

Receipt Acknowledged on
              , 19
--------------    ---

BANCO SANTANDER, NEW YORK BRANCH,
as Agent


By:
   ---------------------
   Title:


By:
   ---------------------
   Title:


Receipt Acknowledged on
         , 19
---------    --



FRANCHISE MORTGAGE ACCEPTANCE COMPANY, L.L.C.


By:
   ---------------------
   Title: